                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 20, 2000


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
 -------------------------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                              333-05271                            13-3728743
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)                     (IRS Employer
    of incorporation)                                                           Identification No.)


        380 Madison Avenue, New York                          10017-2951
------------------------------------------------            --------------
 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510



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Item 5.  Other Events:


         On or about November 17 and 20, 2000, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2,
Series 2000-1 and Series 2000-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.





Item 7(c).   Exhibits



  Exhibits      Description
  --------      ---------------

  20.1 Monthly Reports with respect to the November 17 and 20, 2000 distributions.




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                              SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 27, 2000

                                           THE CHASE MANHATTAN BANK,
                                           As Paying Agent, on behalf of
                                           Chase Commercial Mortgage
                                           Securities Corp.


                                           By: /s/ Martin A. Friedman
                                           ---------------------------
                                           Name:  Martin A. Friedman
                                           Title: Vice President




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Reports with respect to the
                                distributions to certificateholders November 17 and 20, 2000.